                                                                    EXHIBIT 10.2

                                FORM OF WARRANT

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

PS-_______                                                            Void after
                                                                   June 30, 2004

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

                                       of

                  FAIRBANKS SYSTEMS GROUP, d/b/a @BACKUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

        THIS CERTIFIES THAT, for value received, _____________________________, together with its successors and assigns (the "Holder"), is entitled to subscribe for and purchase shares of Common Stock issued by Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), subject to the following terms and conditions:

        1. Convertible Promissory Note and Warrant Purchase Agreement. This Warrant to Purchase Shares of Common Stock (the "Warrant") is one of a series of warrants issued pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement dated June ___, 1999 (the "Purchase Agreement") by and among the Company, the Holder and the other holders of warrants and convertible promissory notes listed on Exhibit A to the Purchase Agreement. Pursuant to the Purchase Agreement, the Company also issued the Holder that certain Convertible Promissory Note dated June ___, 1999 (the "Note").

        2. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

                2.1 Term. Subject to the terms hereof, this Warrant may be exercised (the "Exercise Date"), in whole or in part, at any time after the date hereof and in no event later than the earlier of (a) the close of business on June 30, 2004, (b)(i) the closing of the acquisition of the Company by another entity by means of a transaction or series of related transactions or (ii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company's shareholders of record prior to such acquisition or sale shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale, or (c) the initial underwritten public offering of the Company's common stock (the "Common Stock") (the "Exercise Period"). At least ten (10) days prior to the occurrence of an event specified in (b) or (c) of this Section 2.1, the Company shall send to the Holder notice of such event and that the Holder's rights under this Warrant shall terminate upon the occurrence of such event; provided, that if the Company sends such notice less than ten (10) days prior to the occurrence of such event, the Holder's right to exercise this Warrant shall be extended for a period of ten (10) days after the date of the notice, after which time the Holder's rights under this Warrant shall terminate.

                2.2 Number of Shares. This Warrant may be exercised for that number of shares of Common Stock equal to the following:

        X =    A x 15%
               -------
                  B

        Where: X = the shares of Common Stock to be delivered to the Holder.

               A = the principal amount of the loan the Holder advances to the Company pursuant to the Purchase Agreement.

               B = the Purchase Price (as defined below) for the Common Stock.

                2.3 Purchase Price. The per share purchase price of the Common Stock to be issued upon exercise of this Warrant shall be $0.15. The Purchase Price and the number of shares of Common Stock for which the Warrant is exercisable shall be subject to adjustment as provided herein.

                2.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the Purchase Price by check or bank draft payable to the Company or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of the Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

        3. Net Issuance.

                3.1 Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, if the fair market value of a share of Common Stock is greater than the Warrant Price, in lieu of exercising this Warrant for cash the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock equal to the value of this Warrant or the portion thereof being canceled as provided in this Section 2 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock computed using the following formula:

        X =    Y (A - B)
               ---------
                   A

        Where X = the number of shares of Common Stock to be delivered to the holder

              Y = the number of Converted Warrant Shares

              A = the fair market value of one share of the Company's Common
                  Stock on the Conversion Date (as defined below)

              B = the per share Purchase Price of the Warrant (as adjusted to the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                3.2 Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to



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

the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

                3.3 Determination of Fair Market Value. For purposes of this
Section 2, fair market value of a share of Common Stock on the Conversion Date shall mean:

                        (i) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                        (ii) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten
                                (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system, any successor system or any exchange on which it is listed, whichever is applicable; or

                        (iii) If there is no public market for the Common Stock, then the fair market value shall be determined by mutual agreement of the holder of the Warrant and the Company, and if the holder and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of the Warrant.

        4. Limit on Rights of the Holder upon Exercise. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of Common Stock.

                4.1 Market Stand-Off Agreement. During the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, the Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that (a) this
Section 4.1 shall be applicable only to the first such registration statement of the Company pursuant to which Common Stock (or other securities) of the



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Company are to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company and all other persons with registration rights holding at least one percent of the Company's capital stock (on a fully diluted basis) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        5. Adjustments to Conversion Price. The number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Purchase Price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                5.1 Dividends, Distributions, Stock Splits or Combinations. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of common or preferred stock (as the case may be), then and in each such event the Purchase Price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price hereunder then in effect by a fraction: (a) the numerator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of Common Stock, or if the Company shall at any time combine the outstanding shares of Common Stock, then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

                5.2 Reclassification or Reorganization. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 5.1 above, or a reorganization, merger, consolidation or sale of assets provided for in Section 5.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.



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

                5.3 Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets and properties to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation or sale.

                5.4 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

                5.5 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

        6. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

        7. Investment Intent. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of any securities acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the own account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

        8. No Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a shareholder of the Company.

        9. Miscellaneous.

                9.1 Transfer of Warrant. This Warrant shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by Holder without the express written consent of the Company, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect.



                9.2 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

                9.3 Notices. Any notice required or permitted under this Warrant shall be given in writing and in accordance with Section 6.3 of the Purchase Agreement (for purposes of which, the term "Investor" shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

                9.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                9.5 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing together the right to purchase at least fifty-one percent (51%) of all of the Common Stock of the Company subject to purchase pursuant to all of the Warrants and in accordance with the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon the Holder of this Warrant (and of any securities into which this Warrant is convertible), each future holder of all such securities, and the Company.

                9.6 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.



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

                9.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                9.8 Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:   June ___, 1999               FAIRBANKS SYSTEMS GROUP, a California
                                     corporation doing business as @Backup, Inc.


                                     By:
                                        ------------------------------------
                                        Gary Sutton, Chief Executive Officer

ACKNOWLEDGED AND AGREED:

By:
   -----------------------------------

Name:
     ---------------------------------

Its:
    ----------------------------------




                    [SIGNATURE PAGE TO COMMON STOCK WARRANT]

                                   SCHEDULE a

                                                                 WARRANT
        INVESTOR NAME                                             SHARES
        ----------------------------------------                ---------
        Enterprise Partners III, L.P.                             434,447

        Enterprise Partners III Associates, L.P.                   37,778

        Alta California Partners, L. P.                           343,213

        Alta Embarcadero Partners, L.L.C.                           9,617

        Security Pacific Finance, Ltd.                             70,566

        Morgan Investment Holdings, Ltd.                           47,044

        Windward Ventures, L.P.                                    57,335

        Gary Sutton                                                42,193

                       Total:                                   1,042,193
                                                                =========


                                   Schedule A

                                   SCHEDULE 2

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)


To:     FAIRBANKS SYSTEMS GROUP, d/b/a @BACKUP, INC.


        The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ___________* shares of Common Stock of FAIRBANKS SYSTEMS GROUP, d/b/a @BACKUP, INC., and herewith makes payment of $___________ therefore, and requests that the certificates for such shares be issued in the name of, and delivered to __________________ whose address is
________________________________________.


                                 -----------------------------------------------
                                 (Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

                                 -----------------------------------------------
                                                   (Print Name)

                                 -----------------------------------------------
                                                    (Address)


Dated:
      ---------------------




----------------
  *Insert here the number of shares as to which the Warrant is being exercised.


                                   Schedule 2